UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2011

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-34892	27-2377517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On June 10, 2011, Rhino Resource Partners LP, a Delaware limited partnership (the “Partnership”), Rhino Energy LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Partnership (“Rhino Energy”), The Elk Horn Acquisition Co. LLC, a Delaware limited partnership and wholly-owned subsidiary of the Partnership (“Merger Sub”), The Elk Horn Coal Company, LLC, a Delaware limited liability company (“Elk Horn”) and Peter Sisitsky, as Elk Horn’s member representative, entered into an Agreement of Merger, providing for the acquisition of Elk Horn by the Partnership, and pursuant thereto on June 10, 2011, Merger Sub merged with and into Elk Horn, with Elk Horn continuing as the surviving entity and as a wholly-owned subsidiary of Rhino Energy.  This Amendment No. 1 amends the Current Report on Form 8-K of the Partnership filed with the Securities and Exchange Commission on June 16, 2011 to provide the financial statement information  required by Item 9.01 of Form 8-K which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The audited financial statements of Elk Horn, including its balance sheets as of December 31, 2010 and 2009, the statements of income, statements of partners’ capital and statements of cash flows for the fiscal years ended December 31, 2010 and 2009, and the related notes and report of independent registered public accounting firm related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited financial statements of Elk Horn, including its balance sheets as of March 31, 2011 and 2010, the statements of income, statements of partners’ capital and statements of cash flows for the three months ended March 31, 2011 and 2010, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)           Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership, including its pro forma condensed consolidated balance sheet as of March 31, 2011 and its pro forma condensed consolidated statements of operations for the year ended December 31, 2010 and for the three months ended March 31, 2011, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference

(d)           Exhibits.

23.1	Consent of Brown, Edwards & Company, L.L.P.

99.1	The audited financial statements as of and for the years ended December 31, 2010 and 2009 of The Elk Horn Coal Company, LLC.

99.2	The unaudited financial statements as of and for the three months ended March 31, 2011 and 2010 of The Elk Horn Coal Company, LLC.

99.3

The unaudited pro forma condensed consolidated financial statements as of March 31, 2011, for the year ended December 31, 2010 and for the three months ended March, 31, 2011 of Rhino Resource Partners LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC,
Its General Partner

Dated: August 26, 2011	By:	/s/ Joseph R. Miller
	Name:	Joseph R. Miller
	Title:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

23.1	Consent of Brown, Edwards & Company, L.L.P.

99.1	The audited financial statements as of and for the years ended December 31, 2010 and 2009 of The Elk Horn Coal Company, LLC.

99.2	The unaudited financial statements as of and for the three months ended March 31, 2011 and 2010 of The Elk Horn Coal Company, LLC.

99.3

The unaudited pro forma condensed consolidated financial statements as of March 31, 2011, for the year ended December 31, 2010 and for the three months ended March, 31, 2011 of Rhino Resource Partners LP.